                            FORTIS-Trademark-

                                 [LOGO]

                                 FORTIS
                             GLOBAL GROWTH
                               PORTFOLIO


                             Annual Report

                           October 31, 1995

FORTIS GLOBAL GROWTH PORTFOLIO ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULE OF INVESTMENTS                                        4

STATEMENT OF ASSETS AND LIABILITIES                            7

STATEMENT OF OPERATIONS                                        8

STATEMENTS OF CHANGES IN
  NET ASSETS                                                   9

NOTES TO FINANCIAL STATEMENTS                                 10

INDEPENDENT AUDITORS' REPORT                                  12

BOARD OF DIRECTORS AND OFFICERS                               14

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past year, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1995:
                                                                                         MSCI
                                          CLASS A    CLASS B*   CLASS C*   CLASS H*   WORLD INDEX
                                          --------   --------   --------   --------   -----------
NET ASSET VALUE PER SHARE:
 Beginning of period....................  $ 14.78    $ 14.60    $ 14.60    $ 14.60       642.57
 End of period..........................  $ 18.24    $ 18.12    $ 18.13    $ 18.12       691.60
TOTAL RETURN**                              23.41%     24.11%     24.18%     24.11%       10.03%
 * Period from November 14, 1994 (commencement of operations) to October 31, 1995.
** These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                 [PHOTO]

"It's a big world out there, but too many investors see only a small part of it. With Fortis Global Growth, I can take advantage of global diversification. I have an investment with the potential to take me somewhere."

FORTIS GLOBAL GROWTH PORTFOLIO

DEAR SHAREHOLDER:

We are pleased to present the Fortis Global Growth Portfolio, Inc. annual report for the year ended October 31, 1995.

Fortis Global Growth Portfolio (FGGP) has been one of the top performing global mutual funds over the past 12-month period, with a 23.41 percent increase in net asset value. This compared to a total return of 10.03 percent for the Morgan Stanley Capital International (MSCI) World Index. Since inception in July 1991, the fund has appreciated 73.30 percent, which compares to a 58.36 percent return for the MSCI World Index. We are pleased with our longer term and recent performance results and hope that shareholders will continue to have confidence in our global growth approach to investing.

As a global portfolio, FGGP has the flexibility to invest in a variety of stock markets around the world, including the United States. At fiscal year end, the portfolio was highly diversified with 91 individual investments in 25 different nations. Foreign holdings represented 55 percent of total net assets; holdings in the U.S. represented 41 percent; and cash or cash equivalents totaled 4 percent. The respective weightings of the MSCI World Index were 39 percent in the USA and 61 percent in foreign markets.

FGGP is a growth oriented global mutual fund. Our investment focus is on companies with strong market positions and superior growth prospects relative to the respective local economy. We continually search for new investments around the world that can demonstrate strong growth in both revenues and earnings, regardless of the underlying economic environment. When researching potential investments, we look for companies with a strong management, a focused growth strategy, a healthy balance sheet to finance future growth, and an ability to dominate its market or industry niche. We have found that companies with these characteristics can achieve superior returns on their investment and above average returns for shareholders.

FGGP's performance over the past year can be attributed to favorable stock selection and an improved environment for growth oriented investments. In general, the interest rate environment around the world has been favorable during 1995, as many of the world's central banks have increased the amount of liquidity in their respective banking systems. The major economies of the United States, Europe and Japan are in low inflation, low growth environments. This has led to a policy of stimulation by the central banks and has created an excellent environment for financial assets. The net result has been lower long-term interest rates and strong equity markets, particularly in the United States.

We feel that since most of the major economies around the world are growing at moderate rates, liquidity should remain favorable through the first half of 1996. This could result in a continued favorable environment for high growth-oriented companies.
TOP TEN HOLDINGS AS OF 10/31/95

                                                                     Percent of
Stocks                                                               Net Assets
-------------------------------------------------------------------------------
 1.   SAP AG Systeme Preferred (Germany)                             5.2%
 2.   Nokia (AB) K Shares (Finland)                                  4.9%
 3.   Gartner Group, Inc. Class A (US)                               2.9%
 4.   SGL Carbon AG (Germany)                                        2.1%
 5.   3Com Corp. (US)                                                2.1%
 6.   Cisco Systems, Inc. (US)                                       1.9%
 7.   Wisconsin Central Transportation Corp. (US)                    1.9%
 8.   Xilinx, Inc. (US)                                              1.9%
 9.   Randstad Holdings NV (Netherlands)                             1.9%
10.   Parametric Technology Corp. (US)                               1.9%

Our focus in the U.S. is on those segments of the economy that are growing at substantially faster than average rates. We believe some of the key growth areas for the 1990s include communications-based companies, software systems companies, and companies involved in the networking of personal computers into local area networks and wide area networks. In our opinion, networking companies such as Cisco Systems, 3Com and U.S. Robotics are well positioned to continue to demonstrate strong gains in revenues and earnings. We envision a very strong global market for networking systems during the next several years as both Europe and Japan accelerate their capital spending plans for productivity enhancing systems. U.S. companies will likely continue to dominate many of the new growth areas within the technology related industries.

Of the portion invested in foreign investments, we have been successful in selecting numerous niche-based companies that are growing substantially faster than the average overseas corporation. Examples of companies growing at extraordinary rates within mature economies include Randstad Holdings in the Netherlands, a leading factor in the temporary help industry; Nokia, a Finnish-based company that is leader in the manufacture of cellular handsets and cellular infrastructure equipment; and SAP, a German company that is the global leader in client serve application software.

Over the past five years, Japan has been a very difficult market for all investors. The economy has experienced a deflationary environment that negatively impacted the earnings and revenue growth for almost all Japanese corporations. FGGP currently has about 7 percent of its net assets in Japan and is significantly underweighted relative to the MSCI World Index's weighting of 22 percent. This market has performed poorly since 1989, and will likely remain a challenge -- especially for investors with a growth-oriented approach.

Emerging regions around the world include Latin America, the Far East and central Europe. Generally, these higher risk geographic areas hold great promise, but have experienced growing pains in the past year. The Mexican peso crisis has had a negative psychological impact on other emerging regions. Overall, holdings in emerging nations represented approximately 7 percent of FGGP's year-end net assets. We believe this market sector will resume its historic growth pattern in the years ahead.

GLOBAL GROWTH PORTFOLIO
CLASS B, C AND H CUMULATIVE
TOTAL RETURNS
SINCE INCEPTION 11/14/94+

                                           Without     With
                                            CDSC      CDSC++
-------------------------------------------------------------
Class B shares+                            +24.11%    +20.51%
Class C shares+                            +24.18%    +23.18%
Class H shares+                            +24.11%    +20.51%

Past performance is not indicative of future performance. Total returns include investment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% (with a waiver of 10% of the amount invested) if redeemed within two years of purchase, and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
 + Since November 14, 1994 -- Date shares were first offered to the public.
++ Assumes redemption on October 31, 1995.

GLOBAL GROWTH PORTFOLIO CLASS A SHARES
Value of $10,000 invested July 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MSCI WORLD INDEX     GLOBAL GROWTH PORTFOLIO CLASS A
07/08/91                 10,000                               9,525
10/31/91                 10,900                              10,302
10/31/92                 10,411                              10,945
10/31/93                 13,306                              13,700
10/31/94                 14,393                              14,042
10/31/95                 15,836                              17,330

                   Annual period ended October 31, 1995

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of the world's major equity markets in U.S.
    dollars, weighted by stock market value.
 @ Date shares were first offered to the public.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/95

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                  41.1%
Other                           9.8%
Germany                         7.3%
United Kingdom                  6.6%
Japan                           6.5%
Netherlands                     6.2%
Finland                         4.9%
Cash Equivalents/Receiv-
ables                           4.4%
Sweden                          4.1%
Italy                           3.0%
France                          2.5%
Israel                          2.1%
Spain                           1.5%

We believe that the long-term outlook for global growth investment remains very favorable. The trends toward greater globalization in areas such as communication, business and investments will likely continue to proliferate, and companies with strong market positions in rapidly growing industries will likely prosper. The key to longer term success is taking advantage of those opportunities by investing in the world's best positioned growth companies at reasonable valuation levels.

    We remain confident that our global growth investment approach will continue to offer the potential for superior returns over the long run. Thank you for your investment with Fortis. If you have any questions, please call us or talk with your investment professional.

    Sincerely,

        [SIGNATURE]
    Dean C. Kopperud
    President

     [SIGNATURE]
    James S. Byrd
    Vice President

    November 21, 1995
PORTFOLIO CHANGES FOR THE
YEAR ENDED 10/31/95

ADDITIONS:
Baan Co. NV
Bangkok Bank Co., Ltd.
Barco NV
Bed, Bath & Beyond, Inc.
British Sky Broadcasting plc
Buenos Aires Embotelladora S.A. ADR
Cheesecake Factory, Inc.
Credit Acceptance Corp.
Crown Cork & Seal Co., Inc.
Dixons Group plc
First Pacific Co. Ltd.
Hoganas Class B
Indian Hotels Co., Ltd. GDR
Iochpe Maxion S.A. ADR
Korea Electric Power Corp.
Matsushita Electric Industrial Co., Ltd. ADR
Mercury Interactive Corp.
News Corp., Ltd. (The) Preferred ADR
Owen Healthcare, Inc.
Physician Reliance Network, Inc.
Randstad Holdings NV
Roche Holdings, A.G., Genusscheine NVP
R.P. Sherer Corp.
Sanofi SA
Santa Isabel S.A. ADR
Scandinavian Mobility International
Service Corp. International
SGL Carbon AG
Sidel SA
Steris Corp.
Telebras ADR
Telewest plc
Tellabs, Inc.
Thorn Lighting Group plc
U.S. Robotics Corp.
Videotron Holdings plc ADR
Viking Office Products, Inc.
Wabash National Corp.
Western Atlas, Inc.
WM Data AB Class B

ELIMINATIONS:
Alcatel Cable
Alpine Electronics
Banco Latinoamericano de Exportaciones
 S.A. Class E
Boomtown, Inc.
Brinker International, Inc.
Celsius Industrier Class B
Central European Media Enterprises Ltd.
 Class A
Compania de Telefonos de Chile S.A. ADS
Cracker Barrel Old Country Store, Inc.
Cross Timbers Oil Co.
Dairy Farm International Holdings Ltd.
Forest Laboratories, Inc.
Franklin Quest Co.
Grupo Embotellador de Mexico, S.A. de C.V. ADR
Grupo Financiero Bancomer, S.A. de C.V. ADR
Grupo Televisa, S.A. de C.V. ADR
Huaneng Power International, Inc. ADS
Indosat
International Game Technology
Jusco Co.
Kirby Corp.
KLM KON Luchtvaart
Maculan Holdings ORDS
Newbridge Networks Corp.
Ortel Corp.
Perrigo Co.
Royal PTT Nederland NV
Sembawang Shipyard Ltd.
Shaw Industries, Inc.
Skywest, Inc.
Stein Mart, Inc.
Swire Pacific Ltd. "A"
Sybase, Inc.
Telecom de Argentina ADR
Telefonica de Argentina ADR
TNT Freightways Corp.
Total Co. Francaise Petroles "B"
U.S. HealthCare, Inc.

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 1995

COMMON STOCKS-90.10%

--------------------------------------------------------------------------------
                                                                                  Market
 Shares                                                           Cost (b)      Value (c)
---------                                                       ------------   ------------
            ARGENTINA-0.81%
   5,100    Buenos Aires Embotelladora S.A. ADR
              (f) -- BEVERAGE.................................  $   125,319    $   116,662
  27,000    YPF Sociedad Anonima ADR -- OIL-CRUDE PETROLEUM
              AND GAS.........................................      657,260        462,375
                                                                ------------   ------------
                                                                    782,579        579,037
                                                                ------------   ------------
            AUSTRALIA-0.66%
  24,000    News Corp., Ltd. ADR (The) (f) -- BROADCASTING....      395,026        477,000
                                                                ------------   ------------
            BELGIUM-1.25%
   8,000    Barco NV -- TELECOMMUNICATIONS....................      871,054        901,436
                                                                ------------   ------------
            BRAZIL-0.78%
  20,000    Iochpe Maxion S.A. Sponsored ADR
              (f) -- MACHINERY................................      171,063        155,954
  10,000    Telebras -- SPONSORED
              ADR -- UTILITIES-TELEPHONE......................      416,250        401,250
                                                                ------------   ------------
                                                                    587,313        557,204
                                                                ------------   ------------
            CANADA-0.46%
  16,000    Rogers Cantel Mobile Communications, Inc. Class B
              (a) -- TELECOMMUNICATIONS.......................      364,812        332,000
                                                                ------------   ------------
            CHILE-0.31%
  10,000    Santa Isabel S.A. ADR (a) (f) -- RETAIL-GROCERY...      175,680        226,250
                                                                ------------   ------------
            DENMARK-1.02%
  10,000    Scandinavian Mobility International A/S
              (a) -- MEDICAL SUPPLIES.........................      217,986        237,812
  19,000    Tele Danmark A/S ADR -- TELECOMMUNICATIONS........      459,210        496,375
                                                                ------------   ------------
                                                                    677,196        734,187
                                                                ------------   ------------
            FINLAND-4.87%
  60,000    Nokia (AB) K Shares -- TELECOMMUNICATIONS.........      982,660      3,503,566
                                                                ------------   ------------
            FRANCE-2.51%
   4,000    Castorama Dubois
              Investisse -- RETAIL-MISCELLANEOUS..............      355,465        648,287
  12,100    Sanofi SA -- DRUGS................................      671,652        771,320
   1,100    Sidel SA -- MACHINERY.............................      355,256        381,737
                                                                ------------   ------------
                                                                  1,382,373      1,801,344
                                                                ------------   ------------
            GERMANY-2.10%
  23,000    SGL Carbon AG (a) -- STEEL AND IRON...............    1,134,611      1,509,092
                                                                ------------   ------------
            HONG KONG-0.16%
 100,000    First Pacific Co. Ltd. -- MISCELLANEOUS...........      103,462        115,109
                                                                ------------   ------------
            INDIA-0.86%
   9,000    Bajaj Auto Ltd. GDR (a) (e) -- AUTOMOBILE
              MANUFACTURERS...................................      232,257        212,631
  25,000    Indian Hotels Co., Ltd. (The) GDR (a) (e) -- HOTEL
              AND MOTEL.......................................      415,000        402,045
                                                                ------------   ------------
                                                                    647,257        614,676
                                                                ------------   ------------
            ISRAEL-2.10%
  38,000    ECI Telecom Ltd. -- TELECOMMUNICATIONS............      670,706        722,000
  20,000    Teva Pharmaceutical Industries, Ltd.
              ADR -- DRUGS....................................      535,250        785,000
                                                                ------------   ------------
                                                                  1,205,956      1,507,000
                                                                ------------   ------------
            ITALY-2.99%
  29,400    Fila Holdings S.p.A. ADR (f) -- APPAREL...........      494,131      1,267,875
  22,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE.........      402,621        880,000
                                                                ------------   ------------
                                                                    896,752      2,147,875
                                                                ------------   ------------
            JAPAN-6.48%
   7,000    Autobacs Seven Co. Ltd. -- RETAIL-MISCELLANEOUS...      735,226        660,668
  10,000    Canon, Inc. ADR (f) -- OFFICE EQUIPMENT AND
              SUPPLIES........................................      727,099        852,500
      99    DDI Corp. -- TELECOMMUNICATIONS...................      537,955        802,690
  12,000    Kyocera Corp. -- ELECTRONIC-CONTROLS AND
              EQUIPMENT.......................................      893,163        983,520
   3,000    Matsushita Electric Industrial Co., Ltd.
              ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT........      495,981        433,500
     112    Nippon Telegraph & Telephone Corp. -- TELEPHONE
              SERVICES........................................      978,243        920,688
                                                                ------------   ------------
                                                                  4,367,667      4,653,566
                                                                ------------   ------------

--------------------------------------------------------------------------------

                                                                                  Market
 Shares                                                           Cost (b)      Value (c)
---------                                                       ------------   ------------
            MALAYSIA-0.62%
 175,000    Technology Resources Industries
              (a) -- TELECOMMUNICATIONS.......................  $   630,891    $   443,877
                                                                ------------   ------------
            MEXICO-0.59%
  15,500    Panamerican Beverages, Inc. Class A -- BEVERAGE...      546,573        424,312
                                                                ------------   ------------
            NETHERLANDS-6.21%
  15,000    Baan Co. NV (a) (f) -- COMPUTER-SOFTWARE..........      240,000        637,500
  55,000    Elsevier NV -- PUBLISHING.........................      496,125        710,065
  30,000    IHC Caland NV -- MACHINERY-OIL AND WELL...........      482,759        852,457
  30,000    Randstad Holdings NV -- BUSINESS SERVICES AND
              SUPPLIES........................................      820,388      1,351,781
  10,000    Wolters Kluwer -- PUBLISHING......................      500,209        908,781
                                                                ------------   ------------
                                                                  2,539,481      4,460,584
                                                                ------------   ------------
            SOUTH KOREA-0.65%
  19,000    Korea Electric Power Corp.
              (a) -- UTILITIES-ELECTRIC.......................      408,500        467,875
                                                                ------------   ------------
            SPAIN-1.53%
  24,000    Centros Comerciales Continente
              S.A. -- RETAIL-MISCELLANEOUS....................      501,807        599,755
  10,000    Empresa Nacional de Electricidad -- ELECTRIC
              PRODUCTS........................................      485,712        496,523
                                                                ------------   ------------
                                                                    987,519      1,096,278
                                                                ------------   ------------
            SWEDEN-4.07%
  35,000    Astra AB -- A SHARES -- DRUGS.....................      693,684      1,285,452
  40,000    Ericsson (L.M.) Telephone Co. Class B ADR (and
              Rights) (f) - Telecommunications................      511,500        884,375
  25,000    Hoganas Class B -- MISCELLANEOUS..................      649,781        673,583
   2,300    WM Data AB Class B -- BUSINESS SERVICES AND
              SUPPLIES........................................       63,829         84,473
                                                                ------------   ------------
                                                                  1,918,794      2,927,883
                                                                ------------   ------------
            SWITZERLAND-1.01%
     100    Roche Holdings AG, Genusschein NVP -- DRUGS.......      522,734        725,906
                                                                ------------   ------------
            THAILAND-0.43%
  30,000    Bangkok Bank Co. Ltd. -- BANKS....................      332,434        310,016
                                                                ------------   ------------
            UNITED KINGDOM-6.58%
 165,000    British Sky Broadcasting plc -- BROADCASTING......      677,817        984,136
 150,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
              RADIO, TV, AUDIO................................      476,679        906,503
 220,000    Kwik Fit Holdings plc -- RETAIL-MISCELLANEOUS.....      506,762        624,848
 120,000    Powerscreen International plc -- CONSTRUCTION.....      557,262        730,883
 125,000    Telewest plc (a) -- TELECOMMUNICATIONS............      357,971        349,110
 120,000    Thorn Lighting Group plc -- ELECTRIC PRODUCTS.....      292,535        325,678
  15,000    Videotron Holdings plc ADR
              (a) -- TELECOMMUNICATIONS.......................      262,500        197,812
  15,000    Vodafone Group plc ADR -- UTILITIES-TELEPHONE.....      435,803        613,125
                                                                ------------   ------------
                                                                  3,567,329      4,732,095
                                                                ------------   ------------
            UNITED STATES-41.05%
  32,000    3Com Corp. (a) (f) -- TELECOMMUNICATIONS..........      420,000      1,504,000
  64,000    Anixter International, Inc. (a) -- ELECTRIC
              PRODUCTS........................................    1,201,329      1,224,000
  40,000    Apple South, Inc. (f) -- RESTAURANTS AND
              FRANCHISING.....................................      406,335        820,000
  35,000    Applebees International, Inc. (f) -- RESTAURANTS
              AND FRANCHISING.................................      594,675        984,375
  24,000    Applied Materials, Inc. (a) -- ELECTRONIC-CONTROLS
              AND EQUIPMENT...................................      593,200      1,203,000
  25,000    AutoZone, Inc. (a) (f) -- RETAIL-MISCELLANEOUS....      599,585        618,750
  15,000    Bed, Bath & Beyond, Inc. (a)
              (f) -- RETAIL-MISCELLANEOUS.....................      330,625        468,750
  11,000    Catalina Marketing Corp. (a) -- BUSINESS SERVICES
              AND SUPPLIES....................................      443,564        555,500
  12,000    Cheesecake Factory, Inc. (a) (f) -- RESTAURANTS
              AND FRANCHISING.................................      349,563        261,000
  18,000    Cisco Systems, Inc. (a) -- TELECOMMUNICATIONS.....      366,375      1,395,000
  26,000    Credit Acceptance Corp. (a) -- FINANCE
              COMPANIES.......................................      637,000        611,000
  15,000    Crown Cork & Seal Company Inc. (a) -- CONTAINERS
              AND PACKAGING...................................      678,225        523,125
  12,000    DSC Communications Corp.
              (a) -- TELECOMMUNICATIONS.......................      350,124        444,000
  48,000    Gartner Group, Inc. Class A (a) (f) -- BUSINESS
              SERVICES AND SUPPLIES...........................      300,000      2,094,000
  30,000    Input/Output, Inc. (a) -- COMPUTER-SOFTWARE.......      200,750      1,121,250
  39,000    Landmark Graphics Corp. (a) (f) -- BUSINESS
              SERVICES AND SUPPLIES...........................      835,951        848,250
  30,000    Mercury Finance Co. (f) -- FINANCE COMPANIES......      464,726        577,500
  14,000    Mercury Interactive Corp.
              (a) -- COMPUTER-SOFTWARE........................      317,344        287,000
  15,750    Office Depot, Inc. (a)
              (f) -- RETAIL-MISCELLANEOUS.....................      159,013        450,844

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments
October 31, 1995

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
 Shares                                                           Cost (b)      Value (c)
---------                                                       ------------   ------------
  22,500    Oracle Corp. (a) -- COMPUTER-SOFTWARE.............  $   425,625    $   981,563
  27,000    Owen Healthcare, Inc.(a) -- HEALTH CARE
              SERVICES........................................      324,000        492,750
  20,000    Parametric Technology Corp. (a)
              (f) -- COMPUTER-SOFTWARE........................      509,865      1,337,500
  10,000    Physician Reliance Network, Inc. (a) (f) -- HEALTH
              CARE SERVICES...................................      140,000        332,500
  15,000    R.P. Scherer Corp. (a) (f) -- DRUGS...............      600,000        667,500
  13,000    Service Corp. International -- BUSINESS SERVICES
              AND SUPPLIES....................................      500,500        521,625
  30,000    Steris Corp. (a) -- MEDICAL SUPPLIES..............      508,843      1,012,500
  30,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE...........      650,948      1,125,000
  20,000    Tandy Corp. -- OFFICE EQUIPMENT AND SUPPLIES......      765,094        987,500
  20,000    Tellabs, Inc.(a) -- TELECOMMUNICATIONS............      537,810        680,000
  12,000    U.S. Robotics Corp. (a) -- COMPUTER-SOFTWARE......      515,838      1,110,000
  10,000    Viking Office Products, Inc. (a)
              (f) -- RETAIL-SPECIALTY AND SPECIALTY MAIL
              ORDER...........................................      298,910        445,000
  19,900    Wabash National Corp. (f) -- TRANSPORTATION.......      668,082        504,963
  12,500    Western Atlas, Inc. (a) (f) -- OIL AND GAS FIELD
              SERVICES........................................      571,163        548,438
  23,000    Wisconsin Central Transportation Corp.
              (a) -- TRANSPORTATION...........................      649,775      1,385,750
  30,000    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR AND
              CAPACITOR.......................................      412,946      1,380,000
                                                                ------------   ------------
                                                                 17,327,783     29,503,933
                                                                ------------   ------------
            TOTAL COMMON STOCKS...............................  $43,356,436    $64,752,101
                                                                ------------   ------------
                                                                ------------   ------------

PREFERRED STOCKS-5.52%

--------------------------------------------------------------------------------
                                                                                 Market
 Shares                                                          Cost (b)      Value (c)
--------                                                       ------------   ------------
           AUSTRALIA-0.30%
 12,000    News Corp., Ltd. (The) Preferred ADR
             (f) -- BROADCASTING.............................  $   170,651    $   219,000
                                                               ------------   ------------
           GERMANY-5.22%
 24,500    SAP AG Systeme Preferred -- COMPUTER-SOFTWARE.....      704,045      3,749,119
                                                               ------------   ------------
           TOTAL PREFERRED STOCKS............................      874,696      3,968,119
                                                               ------------   ------------
                                                               ------------   ------------
           TOTAL EQUITY INVESTMENTS..........................  $44,231,132    $68,720,220
                                                               ------------   ------------
                                                               ------------   ------------

SHORT-TERM INVESTMENTS-4.95%

--------------------------------------------------------------------------------
 Principal                                                                         Market
  Amount                                                                         Value (c)
-----------                                                                     ------------
              BANKS-3.89%
$2,797,000    First Trust Money Market Variable Rate Time Deposit, Current
                rate -- 5.62%.................................................  $ 2,797,000
                                                                                ------------
              DIVERSIFIED FINANCE-1.06%
   764,000    Associates Corp. Master Variable Rate Note, Current
                rate -- 5.79%.................................................      764,000
                                                                                ------------
              TOTAL SHORT-TERM INVESTMENTS....................................    3,561,000
                                                                                ------------
                                                                                ------------
              TOTAL INVESTMENTS IN SECURITIES (COST: $47,792,132) (B).........  $72,281,220
                                                                                ------------
                                                                                ------------

 (a) Presently not paying dividend income.
 (b) At October 31, 1995, the cost of securities for federal income tax purposes was $47,792,132 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
    Unrealized appreciation ........................................ $25,873,819
    Unrealized depreciation .......................................  (1,384,731)

--------------------------------------------------------------------------------
    Net unrealized appreciation .................................... $24,489,088

--------------------------------------------------------------------------------
 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accreditied investors". These investments have been identified by portfolio management as liquid securities. The aggregate value of these securities at October 31, 1995 was $614,676 which represents .86% of total net assets.
 (f) Security is fully or partially on loan at October 31, 1995. See Note 1 of accompanying Notes to Financial Statements.

Fortis Global Growth Portfolio

Statement of Assets and Liabilities

October 31, 1995

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, as detailed in the accompanying schedules, at market (cost $47,792,132) (Note 1)........  $72,281,220
  Cash on deposit with custodian............................          795
  Collateral for securities lending transactions (Note 1)...   14,503,483
  Receivables:
    Forward foreign currency contracts held, at market
     (Notes 1 and 3)........................................      215,677
    Interest and dividends..................................       66,196
    Subscriptions of capital stock..........................       82,028
  Deferred organization cost (Note 1).......................       16,267
  Prepaid expenses..........................................       18,843
                                                              ------------
TOTAL ASSETS................................................   87,184,509
                                                              ------------
LIABILITIES
  Forward foreign currency contracts held, at market (Notes
    1 and 3)................................................      217,986
  Payable upon return of securities loaned (Note 1).........   14,503,483
  Payable for investment securities purchased...............      449,543
  Redemptions of capital stock..............................       46,704
  Payable for investment advisory and management fees (Note
    2)......................................................       60,715
  Payable for distribution fees (Note 2)....................        2,235
  Accounts payable and accrued expenses.....................       35,217
                                                              ------------
TOTAL LIABILITIES...........................................   15,315,883
                                                              ------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per share -
    authorized 10,000,000,000 shares........................   52,243,205
  Unrealized appreciation of investments in securities and
    other assets and liabilities denominated in foreign
    currency................................................   24,490,320
  Accumulated net realized loss from sale of investments and
    foreign currency........................................   (4,864,899)
                                                              ------------
TOTAL NET ASSETS............................................  $71,868,626
                                                              ------------
                                                              ------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
  Class A shares (based on net assets of $68,302,193 and
    3,745,223 shares outstanding)...........................       $18.24
                                                              ------------
  Class B shares (based on net assets of $991,291 and 54,717
    shares outstanding).....................................       $18.12
                                                              ------------
  Class C shares (based on net assets of $434,284 and 23,956
    shares outstanding).....................................       $18.13
                                                              ------------
  Class H shares (based on net assets of $2,140,858 and
    118,134 shares outstanding).............................       $18.12
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Operations

For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

NET INVESTMENT LOSS:
  Income:
    Interest income.........................................  $   242,884
    Dividend income (net of foreign withholding taxes of
     $71,243)...............................................      444,686
    Fee income (Note 1).....................................       12,209
                                                              ------------
  Total Income..............................................      699,779
                                                              ------------
  Expenses:
    Investment advisory and management fees (Note 2)........      595,572
    Distribution fees (Class A) (Note 2)....................      145,926
    Distribution fees (Class B) (Note 2)....................        3,633
    Distribution fees (Class C) (Note 2)....................          907
    Distribution fees (Class H) (Note 2)....................        7,329
    Legal and auditing fees (Note 2)........................       51,250
    Custodian fees..........................................       40,000
    Shareholders' notices and reports.......................       57,500
    Amortization of organization costs (Note 1).............       24,000
    Registration fees.......................................       90,000
    Directors' fees and expenses............................       16,150
    Other...................................................        4,828
                                                              ------------
  Total expenses............................................    1,037,095
                                                              ------------
NET INVESTMENT LOSS.........................................     (337,316)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 1):
  Net realized gain (loss) from:
    Investments.............................................   (3,202,055)
    Foreign currency transactions...........................        1,609
                                                              ------------
  Net realized loss on investments and foreign currency
    transactions............................................   (3,200,446)
                                                              ------------
  Net change in unrealized appreciation (depreciation) of:
    Investments.............................................   16,489,338
    Translation of other assets and liabilities denominated
     in foreign currency....................................         (161)
                                                              ------------
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency........................   16,489,177
                                                              ------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY................   13,288,731
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $12,951,415
                                                              ------------
                                                              ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                                                                 FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                               OCTOBER 31,     OCTOBER 31,
                                                                  1995            1994
                                                              -------------   -------------
OPERATIONS
  Net investment loss.......................................  $   (337,316)   $   (153,649)
  Net realized loss on investments and foreign currency
    transactions............................................    (3,200,446)     (1,054,200)
  Net change in unrealized appreciation of investments and
    foreign currency........................................    16,489,177       2,535,034
                                                              -------------   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    12,951,415       1,327,185
                                                              -------------   -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A(996,463 and 2,571,408 shares)...................    15,668,875      37,033,706
    Class B (58,426 shares).................................       948,891              --
    Class C (24,308 shares).................................       417,998              --
    Class H (122,300 shares)................................     2,019,896              --
  Less cost of repurchase of shares
    Class A (986,837 and 793,126 shares)....................   (15,221,519)    (11,373,366)
    Class B (3,709 shares)..................................       (56,866)             --
    Class C (352 shares)....................................        (6,157)             --
    Class H (4,166 shares)..................................       (67,840)             --
                                                              -------------   -------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS..........     3,703,278      25,660,340
                                                              -------------   -------------
TOTAL INCREASE IN NET ASSETS................................    16,654,693      26,987,525
NET ASSETS:
  Beginning of year.........................................    55,213,933      28,226,408
                                                              -------------   -------------
  End of year...............................................  $ 71,868,626    $ 55,213,933
                                                              -------------   -------------
                                                              -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   The portfolio is a non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of the portfolio is long-term capital appreciation. The portfolio seeks to achieve this objective primarily by investing in a global portfolio of equity securities allocated among diverse international markets. The articles of incorporation of Fortis Worldwide permits the Board of Directors to create additional portfolios in the future. The fund offers Class A, Class B, Class C and Class H shares. The fund began to issue multiple class shares effective November 14, 1994. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price; listed securities for which no sale was reported are valued at the previous day's last sale price on that exchange; and over-the-counter securities for which no sale was reported are valued at the last reported bid price. Short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY
   CONTRACTS: Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain (loss) arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date, or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 1995, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $21,259,939 and $14,842,974, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 1995 securities valued at $13,907,858 were on loan to brokers from the Fund. For collateral, the Fund's custodian received $14,503,483 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $12,209 for the year ended October 31, 1995. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolio intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the fund had a capital loss carryover of $4,864,899 at October 31, 1995, which, if not offset by subsequent capital gains, will expire as follows:

   2000......................................................  $   483,191
   2001......................................................      125,453
   2002......................................................    1,054,200
   2003......................................................    3,202,055

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net Investment Income and net realized gains may differ for financial statement and tax purposes because of wash sale transactions and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net investment loss decreased by $337,316, accumulated net realized loss increased by $1,609, resulting in a net reclassification adjustment to reduce paid-in-capital by $335,707.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolio to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Organization costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization costs balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption. Registration costs are deferred and charged to income over the registration period.

FORTIS GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolio. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers or redeemers of the fund's shares) aggregating $368,510 for Class A, $94 for Class B, $26 for Class C, and $220 for Class H for the year ended October 31, 1995.

   Legal fees and expenses aggregating $34,003 for the year ended October 31, 1995, were paid to a law firm of which the secretary of the portfolio is a partner.

3. FORWARD FOREIGN CURRENCY CONTRACTS: At October 31, 1995, the Fund entered into a forward foreign currency exchange contract that obligated the portfolio to deliver currency at a specified future date. The unrealized depreciation of $2,309 on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

                                    U.S. Dollar                      U.S. Dollar
                    Currency to     Value as of      Currency to     Value as of
Settlement Date     be Delivered  October 31, 1995   be Received   October 31, 1995
-----------------------------------------------------------------------------------
November 1, 1995      $217,986       $  217,986       1,179,000       $  215,677
                    U.S. Dollar                     Danish Krone

--------------------------------------------------------------------------------

4. FINANCIAL HIGHLIGHTS: Selected per share and other historical data was as follows:

                                                                                                                  For the
                                                                                                                  period
                                                                                                                  July 8,
                                                                                                                  1991***
                                                                                                               (commencement
                                                                                                                    of
                                                                                                                operations)
                                                                                 Class A                          through
                                                                      For the Year Ended October 31,            October 31,
                                                              ----------------------------------------------   -------------
                                                                 1995        1994        1993        1992          1991
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $    14.78   $   14.42   $   11.52   $   10.87      $10.05
                                                              ----------   ---------   ---------   ---------   -------------
Operations:
  Investment income (loss)-net..............................        (.09)       (.04)       (.12)         --          --
  Net realized and unrealized gains.........................        3.55         .40        3.02         .68         .82
                                                              ----------   ---------   ---------   ---------   -------------
Total from operations.......................................        3.46         .36        2.90         .68         .82
                                                              ----------   ---------   ---------   ---------   -------------
Distributions to shareholders:
  From investment income-net................................          --          --          --        (.02)         --
  From net realized gains...................................          --          --          --        (.01)         --
                                                              ----------   ---------   ---------   ---------   -------------
Total distributions to shareholders.........................          --          --          --        (.03)         --
                                                              ----------   ---------   ---------   ---------   -------------
Net asset value, end of period..............................  $    18.24   $   14.78   $   14.42   $   11.52      $10.87
                                                              ----------   ---------   ---------   ---------   -------------
Total Return@...............................................       23.41%       2.50%      25.17%       6.24%       8.16%
Net assets, end of period (000s omitted)....................  $   68,302   $  55,214   $  28,226   $  10,727      $6,249
Ratio of expenses to average daily net assets...............        1.73%       1.72%       2.19%       2.25%       2.25%*
Ratio of net investment income (loss) to average daily net
 assets.....................................................        (.55%)      (.35%)     (1.01%)      (.04%)       .30%*
Portfolio turnover rate.....................................         %27**        21%         37%         31%          8%

                                                               Class B     Class C     Class H
                                                                1995+       1995+       1995+
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $ 14.60     $ 14.60     $ 14.60
Operations:
  Investment income (loss)-net..............................     (.09)       (.09)       (.09)
  Net realized and unrealized gains.........................     3.61        3.62        3.61
                                                              ---------   ---------   ---------
Total from operations.......................................     3.52        3.53        3.52
                                                              ---------   ---------   ---------
Distributions to shareholders...............................       --          --          --
                                                              ---------   ---------   ---------
Net asset value, end of period..............................  $ 18.12     $ 18.13     $ 18.12
                                                              ---------   ---------   ---------
Total Return@...............................................    24.11%      24.18%      24.11%
Net assets, end of period (000s omitted)....................  $   991     $   434     $ 2,141
Ratio of expenses to average daily net assets...............     2.48%*      2.48%*      2.48%*
Ratio of net investment income (loss) to average daily net
 assets.....................................................    (1.42%)*    (1.55%)*    (1.46%)*
Portfolio turnover rate.....................................       27%**       27%**       27%**

  * Annualized.
 ** For  the year  ended October 31,  1995. Portfolio turnover  computed at fund level.
*** The portfolio's inception was March 25, 1991, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until July 8, 1991. Supplementary information is not presented for the period from March 25, 1991 through July 7, 1991 as the portfolio's shares were not registered during that period.
 @ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
  + For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Global Growth Portfolio (a portfolio within Fortis Worldwide Portfolios, Inc.) as of October 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights presented in footnote 4 to the financial statements. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Global Growth Portfolio at October 31, 1995 and the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period ended October 31, 1995, and the financial highlights presented in footnote 4 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 8, 1995

DIRECTORS

RICHARD W. CUTTING
CPA and Financial Consultant

ALLEN R. FREEDMAN
Chairman and Chief Executive Officer
Fortis, Inc.;
Managing Director of
Fortis International, N.V.

DR. ROBERT M. GAVIN
President
Macalester College

BENJAMIN S. JAFFRAY
Chairman
Sheffield Group, Ltd.

JEAN L. KING
President
Communi-King

DEAN C. KOPPERUD
Chief Executive Officer and Director
Fortis Advisers, Inc.
President and Director
Fortis Investors, Inc.
Senior Vice President and Director of Fortis Benefits Insurance Company and Time Insurance
  Company

EDWARD M. MAHONEY
Prior to January, 1995, Chairman and Chief Executive Officer
Fortis Advisers, Inc.
Fortis Investors, Inc.

ROBB L. PRINCE
Prior to July, 1995,
Vice President and Treasurer
Jostens, Inc.

LEONARD J. SANTOW
Principal
Griggs & Santow, Inc.

JOSEPH M. WIKLER
Investment Consultant and Private Investor
Prior to January, 1994, Director of Research, Chief Investment Officer, Principal, and Director The Rothschild Co.

OFFICERS

DEAN C. KOPPERUD
President and Director

ROBERT W. BELTZ, JR.
Vice President

JAMES S. BYRD
Vice President

CHARLES J. DUDLEY
Vice President

THOMAS D. GUALDONI
Vice President

MAROUN M. HAYEK
Vice President

HOWARD G. HUDSON
Vice President

ROBERT C. LINDBERG
Vice President

LARRY A. MEDIN
Vice President

KEVIN J. MICHELS
Vice President

JON H. NICHOLSON
Vice President

JOHN W. NORTON
Vice President

FRED OBSER
Vice President

DENNIS M. OTT
Vice President

DAVID A. PETERSON
Vice President

NICHOLAS L. M. DE PEYSTER
Vice President

STEPHEN M. POLING
Vice President

STEPHEN M. RICKERT
Vice President

RICHARD P. ROCHE
Vice President

ANTHONY J. ROTONDI
Vice President

KEITH R. THOMSON
Vice President

CHRISTOPHER J. WOODS
Vice President

GARY N. YALEN
Vice President

MICHAEL J. RADMER
Secretary

TAMARA L. FAGELY
Treasurer

INVESTMENT MANAGER, REGISTRAR AND
  TRANSFER AGENT
Fortis Advisers, Inc.
Box 64284
St. Paul, Minnesota 55164

PRINCIPAL UNDERWRITER
Fortis Investors, Inc.
Box 64284
St. Paul, Minnesota 55164

CUSTODIAN
First Bank
  National Association
Minneapolis, Minnesota

GENERAL COUNSEL
Dorsey & Whitney P.L.L.P.
Minneapolis, Minnesota

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Minneapolis, Minnesota

THE USE OF THIS MATERIAL IS AUTHORIZED ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

Fortis Financial Group

     Fortis Financial Group (FFG) is a premier provider of insurance and investment portfolios whose fund manager, Fortis Advisers, Inc., has established a nationwide reputation for money management. Through Fortis Investors, Inc., FFG offers mutual funds, annuities and variable universal life insurance. Traditional life insurance products are issued and underwritten by Time Insurance Company and Fortis Benefits Insurance Company.

     FFG is part of Fortis, Inc., a financial services company which owns or manages approximately $10 billion in assets. Fortis, Inc., is an affiliate of Fortis, a worldwide, diversified financial services group jointly owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium with worldwide assets in excess of $125 billion.

     Like the Fortis name, which comes from the Latin for STEADFAST, our focus is on the long term in all we do: the relationships we build, the performance we seek, the service we provide and the products we offer.


FORTIS-Trademark-                              -----------------
FORTIS FINANCIAL GROUP                            Bulk Rate
P.O. Box 64284                                    US Postage
St. Paul, MN 55164                                   PAID
                                                Permit No. 3794
                                                Minneapolis, MN
                                               -----------------





FORTIS GLOBAL
GROWTH PORTFOLIO




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96156 (Ed. 12/95)